EXHIBIT 1

====================================================================================================================================
Nomura Securities International, Inc.             (212) 667-1545                               Commercial Backed Mortgage Securities
====================================================================================================================================
                                                                                                    Preliminary as of 02/25/97
                                                   MegaDeal(R) VII - $501,000,000                       4:41 PM. Subject to
                                                        Collateral Term Sheet                                change
------------------------------------------------------------------------------------------------------------------------------------

Public Securities:
------------------

              Ratings            Initial      Initial    Price/   Avg.      Mod.   Principal    Prin. Win     DSCR         LTV
Class   S&P/Moody's/Fitch/Duff   Balance      Coupon*    Spread    Life     Dur.     Window       Graph      Implied    Implied Sub.
-----------------------------------------------------------------------------------------------------------------------------------
A-1A           AAA            $119,615,861    6.94%     101-16    5.35     4.19     4/1997-  [GRAPHIC         2.52    40%     31%
                                              fixed                                 9/2006    OMITTED] **
------------------------------------------------------------------------------------------------------------------------------------
A-1B             AAA          $35,092,135     7.07%     101-16    9.48     6.73     9/2006   [GRAPHIC         2.52    40%     31%
                                              fixed                                 1/2007    OMITTED]**

------------------------------------------------------------------------------------------------------------------------------------
 A-1C            AAA          $190,023,772    7.13%     101-16    9.78     6.76     Bullet   [GRAPHIC         2.52    40%     31%
                                              fixed                                 1/2007    OMITTED]**

------------------------------------------------------------------------------------------------------------------------------------
A-2              AA           $29,976,675     7.14%     101-16    9.78     6.81     Bullet   [GRAPHIC         2.32    44%     25%
                                              wac                                   1/2007    OMITTED]**

------------------------------------------------------------------------------------------------------------------------------------
A-3               A           $44,965,013     7.24%     101-16    9.78     6.78     Bullet   [GRAPHIC         2.07    49%     16%
                                              wac                                   1/2007    OMITTED]**

------------------------------------------------------------------------------------------------------------------------------------
A-4              BBB          $39,968,900     7.41%     101-16    9.81     6.74     1/2007   [GRAPHIC         1.89    53%     8%
                                              wac                                   3/2007    OMITTED]**

------------------------------------------------------------------------------------------------------------------------------------
A-5             BBB-          $24,980,562     7.71%     101-16    9.95     6.71     Bullet   [GRAPHIC         1.79    56%     3%
                                              wac                                   3/2007    OMITTED]**

------------------------------------------------------------------------------------------------------------------------------------
CS-1          AAA/AAAr        $119,615,861    1.04%      4-28     3.39c    2.92     4/1997 -
            Moody's, S&P      $5.8 mm         wac                                   9/2006
                              Proceeds
---------------------------------------------------------------------------------------------
CS-2          AAA/AAAr        $365,007,057    0.77%      5-24     4.91c    4.14     9/2006 -
            Moody's, S&P      $21.1 mm        wac                                   3/2007
                              Proceeds
---------------------------------------------------------------------------------------------
Private Securities:
-------------------
------------------------------------------------------------------------------------------------------------------------------------
B-1              BB           $14,987,341     7.99%                                 Bullet   [GRAPHIC         1.74    58%
                Fitch                         wac                                   3/2007    OMITTED]**
------------------------------------------------------------------------------------------------------------------------------------

*  Coupon will be adjusted monthly for actual day count.
** Graphic Omitted

Issue:
Asset Securitization Corporation Commercial Mortgage
Pass-Through Certificates, Series 1997-MD VII

The Certificates:          $501,000,000 fixed rate CMBS

Rating Agencies:           Fitch Investors Service, Moody's Investor Services,
                           Duff & Phelps Credit Rating Co,  Standard & Poor's

Lock Out:                  100% locked out through term.

Cut-Off Date:              March  __, 1997

Closing Date:              March  __, 1997

First Payment Date:        April  13, 1997

Scheduled Final Distribution Date:

Servicer:                  TBD

Trustee:                   LaSalle National Bank

Fiscal Agent:              ABN AMRO Bank N.V.

Advancing:                 Yes-Through liquidation

Minimum Denomination:      $50,000

Delivery:                  DTC,CEDEL,Euroclear

Web Site:                  http://www.nomurany.com

Account Name:              cmbs

A hard copy is available upon request.


-------------------------------------------------------------------------------
[LOGO] Nomura            Prospective investors are advised to carefully read,
                         and should rely solely on, the final prospectus and
 2/25/97 MD VII.DOC      prospectus supplement (the "Final Prospectus") relating
_______ S-24             to the securities referred to herein in making their
_______ S-8              investment decision. This Structural and Collateral
                         Term Sheet does not include all relevant information
                         relating to the securities and collateral described
                         herein, particularly with respect to the risks
                         and special considerations associated with an
                         investment in such securities. All structure and
                         collateral information contained herein is preliminary
                         and it is anticipated that such information will
                         change. Any information contained herein will be more
                         fully described in, and will be fully superseded by,
                         the description of the collateral and structure in the
                         prospectus supplement and Final Prospectus. Although
                         the information contained in this Structural and
                         Collateral Term Sheet is based on sources which Nomura
                         Securities International, Inc. ("Nomura") believes to
                         be reliable, Nomura makes no representation or warranty
                         that such information is accurate or complete. Such
                         information should not be viewed as projections,
                         forecasts, predictions or opinions with respect to
                         value, the actual rate or timing of principal payments
                         or prepayments on the underlying assets or the
                         performance characteristics of the securities. Nomura
                         and its affiliates may in the future have a position in
                         the securities discussed herein and may purchase or
                         sell the same on a principal basis or as agent for
                         another person. In addition, Nomura may act as an
                         underwriter of such securities, and Nomura and certain
                         of its affiliates may currently be providing investment
                         banking and other services to the issuer of such
                         securities and the borrowers described herein and their
                         affiliates. Prior to making any investment decision, a
                         prospective investor shall receive and fully review the
                         Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED
                         AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
                         SECURITIES.
--------------------------------------------------------------------------------

====================================================================================================================================
Nomura Securities International, Inc.             (212) 667-1545                               Commercial Backed Mortgage Securities
====================================================================================================================================
                                                                                                    Preliminary as of 02/25/97
                                                   MegaDeal(R) VII - $501,000,000                       4:41 PM. Subject to
                                                        Collateral Term Sheet                                change
------------------------------------------------------------------------------------------------------------------------------------

The Loans:
----------

                   Cut-off                                                                    Balloon   Lockout    Eff.
  Property        Loan Amount      Type             Props     NCF       Rate    Amort   DSCR    LTV      LTV*      Term     Term
-----------------------------------------------------------------------------------------------------------------------------------
G & L Pool        35,000,000    Medical Office        4     5,056,283   8.492%    300    1.50     68%     57%       120      120
-----------------------------------------------------------------------------------------------------------------------------------
Design Center of  40,000,000    Retail                1     7,841,617   7.470%    300    2.22     41%     33%       120      120
the Americas
-----------------------------------------------------------------------------------------------------------------------------------
Ins. Co of the    25,200,000    Office/Net Lease      1     2,295,000   7.506%    240     N/A     N/A     N/A       120      120
West Office Ctr
-----------------------------------------------------------------------------------------------------------------------------------
M & H Pool        58,400,000    Retail                6     9,001,617   7.500%    360    1.84     49%     43%       120      120
-----------------------------------------------------------------------------------------------------------------------------------
Innkeepers Pool   42,000,000    Ltd/Ext Stay Hotels   8     9,320,904   8.150%    240    2.19     47%     34%       120      120
-----------------------------------------------------------------------------------------------------------------------------------
101 Hudson        135,000,000   Office                1    20,495,199   7.916%    240**  1.65     57%     40%       120      120
-----------------------------------------------------------------------------------------------------------------------------------
Fairfield Inns    165,400,000   Ltd Service Hotels   50    27,624,104   8.400%    240    1.62     61%     44%       120      120
-----------------------------------------------------------------------------------------------------------------------------------
           Total: 501,000,000                        71    81,634,724   8.031%    263    1.74     58%               120      120

* Balloon LTV assumes scheduled amortization through Effective Maturity Date and constant property value.
** 101 Hudson will amortize on a 240 month schedule as long as there is excess cash flow, otherwise amortization will be 300 mos.

The Collateral
--------------

Property Type          # of        Cut-off Loan   % of Pool
                         Props        Amount
-----------------------------------------------------------
Hotel                    58          207,400,000    41%
Office                    1          135,000,000    27%
Retail                    7           98,400,000    20%
Medical Office            4           35,000,000     7%
Credit Lease              1           25,200,000     5%
-----------------------------------------------------------
                         71          501,000,000   100%

Call Protection:
----------------
4/97
[THE FOLLOWING INFORMATION IS REPRESENTED AS A CHART IN THE PRINTED DOCUMENT]

                                         Locked Out
G&L Pool                                     10
Design Center of the Americas                10
Insurance Co. of the West Office Ctr.        10
M&H Pool                                     10
Innkeepers Pool                              10
101 Hudson                                   10
Fairfield Inns                               10

Note:  Chart shows lock-out to the effective term of each loan.


--------------------------------------------------------------------------------
[LOGO] Nomura            Prospective investors are advised to carefully read,
                         and should rely solely on, the final prospectus and
 2/25/97 MD VII.DOC      prospectus supplement (the "Final Prospectus") relating
_______ S-24             to the securities referred to herein in making their
_______ S-8              investment decision. This Structural and Collateral
                         Term Sheet does not include all relevant information
                         relating to the securities and collateral described
                         herein, particularly with respect to the risks
                         and special considerations associated with an
                         investment in such securities. All structure and
                         collateral information contained herein is preliminary
                         and it is anticipated that such information will
                         change. Any information contained herein will be more
                         fully described in, and will be fully superseded by,
                         the description of the collateral and structure in the
                         prospectus supplement and Final Prospectus. Although
                         the information contained in this Structural and
                         Collateral Term Sheet is based on sources which Nomura
                         Securities International, Inc. ("Nomura") believes to
                         be reliable, Nomura makes no representation or warranty
                         that such information is accurate or complete. Such
                         information should not be viewed as projections,
                         forecasts, predictions or opinions with respect to
                         value, the actual rate or timing of principal payments
                         or prepayments on the underlying assets or the
                         performance characteristics of the securities. Nomura
                         and its affiliates may in the future have a position in
                         the securities discussed herein and may purchase or
                         sell the same on a principal basis or as agent for
                         another person. In addition, Nomura may act as an
                         underwriter of such securities, and Nomura and certain
                         of its affiliates may currently be providing investment
                         banking and other services to the issuer of such
                         securities and the borrowers described herein and their
                         affiliates. Prior to making any investment decision, a
                         prospective investor shall receive and fully review the
                         Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED
                         AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
                         SECURITIES.
--------------------------------------------------------------------------------

====================================================================================================================================
Nomura Securities International, Inc.             (212) 667-1545                               Commercial Backed Mortgage Securities
====================================================================================================================================
                                                                                                    Preliminary as of 02/25/97
                                                   MegaDeal(R) VII - $501,000,000                       4:41 PM. Subject to
                                                        Collateral Term Sheet                                change
------------------------------------------------------------------------------------------------------------------------------------

Underwriting:
-------------

                           Principal               Manager                        Cross
Loan Pool                  Repayment              Removal        Lock Box    Collateralization            Reporting
------------------------------------------------------------------------------------------------------------------------------------
G & L Pool                  Effective Balloon        YES            Hard             YES                  Monthly & Yearly
------------------------------------------------------------------------------------------------------------------------------------
Design Center of the        Effective Balloon        YES            Hard             N/A            Monthly, Quarterly & Yearly
Americas
------------------------------------------------------------------------------------------------------------------------------------
Ins. Co of the West         Effective Balloon        YES            Hard             N/A            Monthly, Quarterly & Yearly
Office Ctr
------------------------------------------------------------------------------------------------------------------------------------
M & H Pool                  Effective Balloon        YES            Hard             YES            Monthly, Quarterly & Yearly
------------------------------------------------------------------------------------------------------------------------------------
Innkeepers Pool             Effective Balloon        YES            Hard             YES            Monthly, Quarterly & Yearly
------------------------------------------------------------------------------------------------------------------------------------
101 Hudson                  Effective Balloon        YES            NA*              N/A                 Quarterly & Yearly
------------------------------------------------------------------------------------------------------------------------------------
Fairfield Inns              Effective Balloon        **            NA***             YES                  Monthly & Yearly
------------------------------------------------------------------------------------------------------------------------------------

* One month Debt Service reserve currently, if drawn upon, 2 month DS reserve required, otherwise hard lock box implemented.
** The Fairfield manager can be terminated for failure to meet certain performance standards.
*** There is no lockbox required as long as Marriott's credit rating remains "BBB+" or better.

Definitions:
------------

Effective Balloon:  At the anticipated repayment date, if the Borrower fails to repay the loan, while not an event of default, 100% of the cash flows from the properties are trapped to pay down the remaining principal balance. In addition, the interest rate steps up, except with regard to the 101 Hudson Loan, and additional interest in excess of the initial interest rate accrues and is deferred until the principal has been reduced to zero. Thereafter, all such cash flows will be applied to the reduction of deferred additional interest.

Manager Removal:    In general, upon default by Borrower under the Mortgage Loan or dropping below some preset DSCR standard.

Lock Box:           Hard Lock Box requires revenues to be payable by the tenants directly to a clearing account which is swept into a collection account maintained by the servicer. In the case of Hotel Loans, all credit card receipts go directly to a clearing account while the manager is required to deposit all other revenues into a cleaning account which is swept into the collection account.

--------------------------------------------------------------------------------
[LOGO] Nomura            Prospective investors are advised to carefully read,
                         and should rely solely on, the final prospectus and
 2/25/97 MD VII.DOC      prospectus supplement (the "Final Prospectus") relating
_______ S-24             to the securities referred to herein in making their
_______ S-8              investment decision. This Structural and Collateral
                         Term Sheet does not include all relevant information
                         relating to the securities and collateral described
                         herein, particularly with respect to the risks
                         and special considerations associated with an
                         investment in such securities. All structure and
                         collateral information contained herein is preliminary
                         and it is anticipated that such information will
                         change. Any information contained herein will be more
                         fully described in, and will be fully superseded by,
                         the description of the collateral and structure in the
                         prospectus supplement and Final Prospectus. Although
                         the information contained in this Structural and
                         Collateral Term Sheet is based on sources which Nomura
                         Securities International, Inc. ("Nomura") believes to
                         be reliable, Nomura makes no representation or warranty
                         that such information is accurate or complete. Such
                         information should not be viewed as projections,
                         forecasts, predictions or opinions with respect to
                         value, the actual rate or timing of principal payments
                         or prepayments on the underlying assets or the
                         performance characteristics of the securities. Nomura
                         and its affiliates may in the future have a position in
                         the securities discussed herein and may purchase or
                         sell the same on a principal basis or as agent for
                         another person. In addition, Nomura may act as an
                         underwriter of such securities, and Nomura and certain
                         of its affiliates may currently be providing investment
                         banking and other services to the issuer of such
                         securities and the borrowers described herein and their
                         affiliates. Prior to making any investment decision, a
                         prospective investor shall receive and fully review the
                         Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED
                         AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
                         SECURITIES.
--------------------------------------------------------------------------------

====================================================================================================================================
Nomura Securities International, Inc.             (212) 667-1545                               Commercial Backed Mortgage Securities
====================================================================================================================================
                                                                                                    Preliminary as of 02/25/97
                                                   MegaDeal(R) VII - $501,000,000                       4:41 PM. Subject to
                                                        Collateral Term Sheet                                change
------------------------------------------------------------------------------------------------------------------------------------


Principal Bonds' Cash Flows (Principal Only)

[THE FOLLOWING INFORMATION IS REPRESENTED AS A CHART IN THE PRINTED DOCUMENT]

Date                AAA1         AAA2         AAA3           AA           A          BBB1           BBB2       BB
----                ----         ----         ----           --           -          ----           ----       --

4/2/97               --         --            --           --           --           --           --           --
3/13/98             8.72        --            --           --           --           --           --           --
3/13/99             9.46        --            --           --           --           --           --           --
3/13/00             10.16       --            --           --           --           --           --           --
3/13/01             11.13       --            --           --           --           --           --           --
3/13/02             12.07       --            --           --           --           --           --           --
3/13/03             13.1        --            --           --           --           --           --           --
3/13/04             14.12       --            --           --           --           --           --           --
3/13/05             15.41       --            --           --           --           --           --           --
3/13/06             16.72       --            --           --           --           --           --           --
3/13/07             8.71       35.09      190.02         29.98        44.97        39.97        24.98        14.99


Loan Principal Cash Flows:

[THE FOLLOWING INFORMATION IS REPRESENTED AS A CHART IN THE PRINTED DOCUMENT]

Date     Fairfield       Hudson       M&H Realty    Design Center    G&L II       Innkeepers      Insurance Co
3/11/97     3.18          2.77           0.48           0.53           0.4            0.82           0.54
3/11/99     3.46          3              0.52           0.58           0.43           0.89           0.58
3/11/00     3.73          3.22           0.55           0.61           0.46           0.96           0.62
3/11/01     4.1           3.52           0.6            0.67           0.51           1.05           0.68
3/11/02     4.46          3.81           0.65           0.72           0.56           1.14           0.73
3/11/03     4.86          4.13           0.7            0.78           0.61           1.24           0.79
3/11/04     5.25          4.45           0.75           0.83           0.66           1.34           0.85
3/11/05     5.75          4.84           0.82           0.9            0.72           1.46           0.92
3/11/06     6.26          5.24           0.88           0.97           0.79           1.59           0.99
3/11/07   123.77         99.54          52.34          33.3           29.65          31.51          18.59

--------------------------------------------------------------------------------
[LOGO] Nomura            Prospective investors are advised to carefully read,
                         and should rely solely on, the final prospectus and
 2/25/97 MD VII.DOC      prospectus supplement (the "Final Prospectus") relating
_______ S-24             to the securities referred to herein in making their
_______ S-8              investment decision. This Structural and Collateral
                         Term Sheet does not include all relevant information
                         relating to the securities and collateral described
                         herein, particularly with respect to the risks
                         and special considerations associated with an
                         investment in such securities. All structure and
                         collateral information contained herein is preliminary
                         and it is anticipated that such information will
                         change. Any information contained herein will be more
                         fully described in, and will be fully superseded by,
                         the description of the collateral and structure in the
                         prospectus supplement and Final Prospectus. Although
                         the information contained in this Structural and
                         Collateral Term Sheet is based on sources which Nomura
                         Securities International, Inc. ("Nomura") believes to
                         be reliable, Nomura makes no representation or warranty
                         that such information is accurate or complete. Such
                         information should not be viewed as projections,
                         forecasts, predictions or opinions with respect to
                         value, the actual rate or timing of principal payments
                         or prepayments on the underlying assets or the
                         performance characteristics of the securities. Nomura
                         and its affiliates may in the future have a position in
                         the securities discussed herein and may purchase or
                         sell the same on a principal basis or as agent for
                         another person. In addition, Nomura may act as an
                         underwriter of such securities, and Nomura and certain
                         of its affiliates may currently be providing investment
                         banking and other services to the issuer of such
                         securities and the borrowers described herein and their
                         affiliates. Prior to making any investment decision, a
                         prospective investor shall receive and fully review the
                         Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED
                         AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
                         SECURITIES.
--------------------------------------------------------------------------------

====================================================================================================================================
Nomura Securities International, Inc.             (212) 667-1545                               Commercial Backed Mortgage Securities
====================================================================================================================================
                                                                                                    Preliminary as of 02/25/97
                                                   MegaDeal(R) VII - $501,000,000                       4:41 PM. Subject to
                                                        Collateral Term Sheet                                change
------------------------------------------------------------------------------------------------------------------------------------


================================================================================
                                   G & L Pool
================================================================================
                              Original          Current
                              --------          -------

Principal Balance:         $35,000,000

Origination Date:                             August ___, 1996

Interest Rate:                                8.492%

Effective Term:                               10 yrs. (3/11/2007)

Amortization:                                 25 years

Call Protection:                              100% locked out

Release Provisions:
     o    Defeasance of 125% of the allocated loan balance
     o    DSCR not lower than pre-release DSCR


Net Cash Flow:                               $5,056,283
                                             Adjusted as of 11/31/96

Debt Service Coverage Ratio:                 1.50X

Appraised Value:                             $51,170,000

Loan to Value:                               68%

Borrower:
     o The borrower is a special purpose limited partnership substantially owned by G & L Realty Corp.
     o G & L is a publicly traded REIT (ticker "GLR") specializing solely in Medical Office properties.

The Properties:
     o    Four medical office buildings located in southern california.
     o One of the office buildings is located in Beverly Hills in the submarket known as the "Golden Triangle", located two blocks from Rodeo Drive. This sub-market has experienced occupancies in excess of 90% for the past five years and is located in close proximity to Cedars Sinai Hospital and UCLA Medical Center.
     o One of the buildings, located in San Gabriella Valley, is completely leased to Cigna Healthcare of California.
     o The other two properties are located adjacent to, or nearby, hospital facilities Three of the properties have been built in the past eight years and the fourth property had its renovation completed in 1996.
     o    The properties have an average occupancy of 96%.


                                            Occ as     Built/
 Property       Location           Sq.Ft.  of 7/1/96   Renov
----------------------------------------------------------------
                  Sherman Oaks,    69,990      90%      1969/
Sherman Oaks      CA                                    1996
----------------------------------------------------------------
Regents Medical   La Jolla,        66,163      95%      1989
Centre            CA
----------------------------------------------------------------
12701 Schabarum   Irwindale,       47,604     100%      1992
Ave               CA
----------------------------------------------------------------
436 North         Beverly Hills,   78,002      97%      1990
Bedford Drive     CA
----------------------------------------------------------------
           Total: 4 Properties     261,759     96%

Management:
     o    The manager is G & L Realty Partnership, an affiliate of G & L Realty
          Corp.
     o Dan Gottleib and Steve Lebowitz, the two principals and founders of G & L have owned and managed office buildings since 1978.
     o The company manages over 600,000 square feet of medical office properties in California.

Deferred Maintenance Reserve:       None required

Ongoing Reserves:                   $.30 per square foot

Re-leasing Reserve:
$525,000 up-front reserve for all lease rollover. Commencing 11/98, $6,500 per month through the earlier of 11/2004 or until all releasing expenses associated with the Cigna lease rollover are paid.

Collection Account:                 Hard Lock Box

Cross-Collateralization/Default:    Fully Crossed
     o    Removal of Management: o Event of default
     o    DSCR drops below 1.15X for 6 consecutive months

Reporting Requirements:
     o    Certified monthly operating statements
     o Certified quarterly rent rolls, occupancy reports and operating statements
     o    Annual audited financial statements

--------------------------------------------------------------------------------
[LOGO] Nomura            Prospective investors are advised to carefully read,
                         and should rely solely on, the final prospectus and
 2/25/97 MD VII.DOC      prospectus supplement (the "Final Prospectus") relating
_______ S-24             to the securities referred to herein in making their
_______ S-8              investment decision. This Structural and Collateral
                         Term Sheet does not include all relevant information
                         relating to the securities and collateral described
                         herein, particularly with respect to the risks
                         and special considerations associated with an
                         investment in such securities. All structure and
                         collateral information contained herein is preliminary
                         and it is anticipated that such information will
                         change. Any information contained herein will be more
                         fully described in, and will be fully superseded by,
                         the description of the collateral and structure in the
                         prospectus supplement and Final Prospectus. Although
                         the information contained in this Structural and
                         Collateral Term Sheet is based on sources which Nomura
                         Securities International, Inc. ("Nomura") believes to
                         be reliable, Nomura makes no representation or warranty
                         that such information is accurate or complete. Such
                         information should not be viewed as projections,
                         forecasts, predictions or opinions with respect to
                         value, the actual rate or timing of principal payments
                         or prepayments on the underlying assets or the
                         performance characteristics of the securities. Nomura
                         and its affiliates may in the future have a position in
                         the securities discussed herein and may purchase or
                         sell the same on a principal basis or as agent for
                         another person. In addition, Nomura may act as an
                         underwriter of such securities, and Nomura and certain
                         of its affiliates may currently be providing investment
                         banking and other services to the issuer of such
                         securities and the borrowers described herein and their
                         affiliates. Prior to making any investment decision, a
                         prospective investor shall receive and fully review the
                         Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED
                         AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
                         SECURITIES.
--------------------------------------------------------------------------------

====================================================================================================================================
Nomura Securities International, Inc.             (212) 667-1545                               Commercial Backed Mortgage Securities
====================================================================================================================================
                                                                                                    Preliminary as of 02/25/97
                                                   MegaDeal(R) VII - $501,000,000                       4:41 PM. Subject to
                                                        Collateral Term Sheet                                change
------------------------------------------------------------------------------------------------------------------------------------


================================================================================
                          Design Center of the Americas
================================================================================
                              Original          Current
                              --------          -------
Principal Balance:           $40,000,000

Origination Date:

Interest Rate:                                    7.47%

Amortization:                                     300 mos.

Effective Maturity:                               120 mos.

Call Protection:                                  Locked out for Eff. Term

Release of Collateral:
     o Defeasance of 100% of the remaining loan balance permissible two years post-securitization date.

Net Cash Flow:                                    $7,841,617
                                                  Adjusted as of 12/96

Debt Service Coverage Ratio:                      2.22X

Appraised Value:                                  $97,000,000

Loan to Value:                                    41%

Loan Per Square Foot:                             $72.69

The Borrower:
     o The borrower is Design Centers of the Americas L.P. a special purpose, bankruptcy remote limited partnership.
     o The principals of the borrower are members of the Danto family of Troy, MI who combine 40 years of experience in the furniture business with an extensive history of property development and management.

The Collateral:
     o Design Center of the Americas is the second largest design center in the U.S. and draws customers from throughout the U.S., Latin America, South America and Europe.
     o The collateral consists of a 550,273 square foot design center located in Dania, FL. built in 2 phases in 1985 and 1988.
     o The property contains 2 buildings that are approximately 98% leased to approximately 125 tenants. There is currently a waiting list of 40 additional companies.
     o The facility's tenants represent over 3,500 manufacturers of fine furnishings, fabrics, floor and wall coverings, art and accesories.

           Net Cash    Occ.
  Year       Flow
------------------------------
U/W       7,841,617     95%
------------------------------
1996      8,750,376     98%
------------------------------
1995      8,793,895     99%
------------------------------
1994      8,614,096     99%
------------------------------
1993      7,335,581     99%
------------------------------

Management:
     o The property is managed by Danto Investment Company ("DIC"), an affiliate of the borrower.
     o DIC manages 3 industrial/warehouse properties, an office building and 2 design centers totaling over 1.2 million sf.

Up Front Reserves:                 None

On-Going Cap. Ex. Reserve:         $0.31/sf

Collection Account:                Hard Lock Box
There is also a 2 month Debt Service Reserve.

Removal of Manager:
     o    Event of a default
     o    DCSR drops below 1.15X.

Reporting Requirements:
     o    Certified monthly and quarterly property operating statements
     o    Annual audited financial statements

--------------------------------------------------------------------------------
[LOGO] Nomura            Prospective investors are advised to carefully read,
                         and should rely solely on, the final prospectus and
 2/25/97 MD VII.DOC      prospectus supplement (the "Final Prospectus") relating
_______ S-24             to the securities referred to herein in making their
_______ S-8              investment decision. This Structural and Collateral
                         Term Sheet does not include all relevant information
                         relating to the securities and collateral described
                         herein, particularly with respect to the risks
                         and special considerations associated with an
                         investment in such securities. All structure and
                         collateral information contained herein is preliminary
                         and it is anticipated that such information will
                         change. Any information contained herein will be more
                         fully described in, and will be fully superseded by,
                         the description of the collateral and structure in the
                         prospectus supplement and Final Prospectus. Although
                         the information contained in this Structural and
                         Collateral Term Sheet is based on sources which Nomura
                         Securities International, Inc. ("Nomura") believes to
                         be reliable, Nomura makes no representation or warranty
                         that such information is accurate or complete. Such
                         information should not be viewed as projections,
                         forecasts, predictions or opinions with respect to
                         value, the actual rate or timing of principal payments
                         or prepayments on the underlying assets or the
                         performance characteristics of the securities. Nomura
                         and its affiliates may in the future have a position in
                         the securities discussed herein and may purchase or
                         sell the same on a principal basis or as agent for
                         another person. In addition, Nomura may act as an
                         underwriter of such securities, and Nomura and certain
                         of its affiliates may currently be providing investment
                         banking and other services to the issuer of such
                         securities and the borrowers described herein and their
                         affiliates. Prior to making any investment decision, a
                         prospective investor shall receive and fully review the
                         Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED
                         AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
                         SECURITIES.
--------------------------------------------------------------------------------

====================================================================================================================================
Nomura Securities International, Inc.             (212) 667-1545                               Commercial Backed Mortgage Securities
====================================================================================================================================
                                                                                                    Preliminary as of 02/25/97
                                                   MegaDeal(R) VII - $501,000,000                       4:41 PM. Subject to
                                                        Collateral Term Sheet                                change
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
                       Insurance Co. of the West Net Lease
================================================================================
                           Original             Current
                           --------             -------
Principal Balance:         $25,277,611          $

Origination Date:

Interest Rate:                                  7.506%

Amortization:                                   240 months

Effective Maturity:                             120 months

Call Protection:                                Locked out for Eff. Term

Release of Collateral:
     o Defeasance of 100% of the remaining loan balance permissible two years post-securitization date.

Net Cash Flow:                                   $2,295,000
Based on 1997 triple net lease payment

Debt Service Coverage Ratio:                     N/A

Appraised Value:                                 $25,000,000

Loan to Value:                                   N/A

Loan Per Square Foot:                            $156.61

The Borrower:
     o The borrower is a special purpose, bankruptcy remote entity sponsored by ICW Plaza, L.P.

The Collateral:
     o    A bondable lease based upon ICW's corporate credit.
     o The ICW Plaza is a new national headquarters for Insurance Company of the West, located in San Diego, CA. The property consists of 145,750 sf of office space, 15,650 sf of storage space and 30,690 sf of subterranean parking.
     o The building was completed in 1996 and has the following amenities: dock high loading and shipping, 100-person cafeteria with outdoor seating, dedicated freight elevator and oceanview offices with decks.
     o The building is triple-net leased to ICW as the company's national corporate headquarters.

The Lease:
     o 100% of the center's net rentable area is leased to ICW under a master lease. The lease has a term contemporaneous with the loan.
     o ICW is the credit on the lease and has a corporate rating from S&P of "A".
     o ICW is a wholly owned subsidiary of Western Insurance Holding. The ICW Group, which consists of ICW and its two subsidiaries, Explorer and Independence Casualty, makes up more than 98% of the consolidated revenues and expenses of Western Insurance Holdings.

               Net Written     GAAP Net      Combined
    Year        Premiums        Income         Ratio
---------------------------------------------------------
    1996*        82,991,000      5,877,000    102.7%
---------------------------------------------------------
    1995        163,403,000      9,309,000    104.7%
---------------------------------------------------------
    1994        173,369,000      5,489,000    106.8%
---------------------------------------------------------
    1993        151,006,000      7,207,000    109.7%
---------------------------------------------------------
    1992        106,979,000      9,823,000    120.0%
---------------------------------------------------------
    1991        109,003,000     16,671,000     99.8%
---------------------------------------------------------

*    1996 results are 6 mos .ending June, all other results are for year end.

Management:
o    The property is managed by ICW.

Up Front Reserves:                               N/A

On-Going Cap. Ex. Reserve:                       N/A

Collection Account:                              Hard Lock Box

Removal of Manager:
     o    Event of a default

Reporting Requirements:
     o    Certified monthly and quarterly property operating statements
     o    Annual audited financial statements

--------------------------------------------------------------------------------
[LOGO] Nomura            Prospective investors are advised to carefully read,
                         and should rely solely on, the final prospectus and
 2/25/97 MD VII.DOC      prospectus supplement (the "Final Prospectus") relating
_______ S-24             to the securities referred to herein in making their
_______ S-8              investment decision. This Structural and Collateral
                         Term Sheet does not include all relevant information
                         relating to the securities and collateral described
                         herein, particularly with respect to the risks
                         and special considerations associated with an
                         investment in such securities. All structure and
                         collateral information contained herein is preliminary
                         and it is anticipated that such information will
                         change. Any information contained herein will be more
                         fully described in, and will be fully superseded by,
                         the description of the collateral and structure in the
                         prospectus supplement and Final Prospectus. Although
                         the information contained in this Structural and
                         Collateral Term Sheet is based on sources which Nomura
                         Securities International, Inc. ("Nomura") believes to
                         be reliable, Nomura makes no representation or warranty
                         that such information is accurate or complete. Such
                         information should not be viewed as projections,
                         forecasts, predictions or opinions with respect to
                         value, the actual rate or timing of principal payments
                         or prepayments on the underlying assets or the
                         performance characteristics of the securities. Nomura
                         and its affiliates may in the future have a position in
                         the securities discussed herein and may purchase or
                         sell the same on a principal basis or as agent for
                         another person. In addition, Nomura may act as an
                         underwriter of such securities, and Nomura and certain
                         of its affiliates may currently be providing investment
                         banking and other services to the issuer of such
                         securities and the borrowers described herein and their
                         affiliates. Prior to making any investment decision, a
                         prospective investor shall receive and fully review the
                         Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED
                         AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
                         SECURITIES.
--------------------------------------------------------------------------------

====================================================================================================================================
Nomura Securities International, Inc.             (212) 667-1545                               Commercial Backed Mortgage Securities
====================================================================================================================================
                                                                                                    Preliminary as of 02/25/97
                                                   MegaDeal(R) VII - $501,000,000                       4:41 PM. Subject to
                                                        Collateral Term Sheet                                change
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                   M & H Pool
================================================================================

Principal Amount:                            $58,400,000

Origination Date:                            January 2, 1997

Interest Rate:                               7.50%

Amortization:                                360 months

Effective Maturity:                          120 months

Call Protection:                             Locked out for Eff. Term

Release of Collateral:
     o    Defeasance of 125% of the allocated loan balance
     o DSCR greater than the initial DSCR and the DSCR immediately preceding the release.

Net Cash Flow:                               $9,001,617
                                             Adjusted as of 12/96

Debt Service Coverage Ratio:                 1.84X

Appraised Value:                             $123,200,000

Loan to Value:                               47%

Loan Per Square Foot:                        $41.76

Cross-Collateralization/Default:             Fully Crossed

The Borrower:
     o The borrower is M&H Realty Partners II, L.P., a single purpose, bankruptcy remote entity.
     o Peter Merlone and John Hagenbuch founded M&H in October, 1994. They have managed, recapitalized, renovated and retenanted over $500 million of shopping center properties throughout CA.
     o As of year end 1996, the M&H companies owned and managed over 20 CA retail centers in conjunction with institutional equity partners.
     o The institutional limited partners include Yale University, Church Pension Fund and Gothic Corp., an affiliate of Duke University.

The Collateral:
     o The collateral consists of 5 anchored neighborhood retail centers and one anchored community retail center.


  Property      Location       SF      Occ.      Anchors
--------------------------------------------------------------------
Westgate Mall   San Jose, CA   665,461  87%      Montgomery Ward,
                                                 Burlington Coat,
                                                 Home Express (BK),
                                                 Ross, Lil Things,
                                                 Safeway, Barnes &
                                                 Noble
--------------------------------------------------------------------
The Promenade Modesto, CA      119,175  98%      Circuit City,
                                                 Barnes & Noble,
                                                 Copelands Sporting
                                                 Goods
--------------------------------------------------------------------
County Hills  Diamond          164,338  85%      Ralph's, Thrifty,
Town Center   Bar, CA                            Regal Cinemas
--------------------------------------------------------------------
Lincoln Park  Buena Park,      144,076  72%      Thrifty Drug
Center        CA
--------------------------------------------------------------------
Mission       Oceanside,       191,673  75%      Thrifty Drug,
Square        CA                                 Office Depot,
                                                 Canned Foods
                                                 Grocery Outlet
--------------------------------------------------------------------
Plaza La      La Quinta,       114,483  79%      Vons
Quinta        CA
--------------------------------------------------------------------
                             1,399,206



                    NetCash        NOI        Year     Year
                    -------        ---        ----     ----
    Property          Flow         1996       Built    Renov
------------------------------------------------------------
Westgate Mall       $4,292,823   $3,480,852   1960   1988/96

------------------------------------------------------------
The Promenade        1,253,078      701,479   1988      NA
------------------------------------------------------------
County Hills         1,054,874    1,269,607   1965     1990
Town Center
------------------------------------------------------------
Lincoln Park           929,266    1,104,989   1958     1987
Center
------------------------------------------------------------
Mission Square         825,485      871,055   1963     1988
------------------------------------------------------------
Plaza La Quinta        646,091      712,113   1982      NA
------------------------------------------------------------
                    $9,001,617   $8,140,095
------------------------------------------------------------
Note:  Properties were acquired during 1995.

Management:
     o The properties are managed by M&H Property Management Inc., an affiliate of the borrower.
     o The manager oversees the management and leasing of nearly 3.5 mm sf of neighborhood and community center space in CA.

Up Front Reserves:                               $1,303,985

On-Going Cap. Ex. Reserve:                       $0.15 psf


--------------------------------------------------------------------------------
[LOGO] Nomura            Prospective investors are advised to carefully read,
                         and should rely solely on, the final prospectus and
 2/25/97 MD VII.DOC      prospectus supplement (the "Final Prospectus") relating
_______ S-24             to the securities referred to herein in making their
_______ S-8              investment decision. This Structural and Collateral
                         Term Sheet does not include all relevant information
                         relating to the securities and collateral described
                         herein, particularly with respect to the risks
                         and special considerations associated with an
                         investment in such securities. All structure and
                         collateral information contained herein is preliminary
                         and it is anticipated that such information will
                         change. Any information contained herein will be more
                         fully described in, and will be fully superseded by,
                         the description of the collateral and structure in the
                         prospectus supplement and Final Prospectus. Although
                         the information contained in this Structural and
                         Collateral Term Sheet is based on sources which Nomura
                         Securities International, Inc. ("Nomura") believes to
                         be reliable, Nomura makes no representation or warranty
                         that such information is accurate or complete. Such
                         information should not be viewed as projections,
                         forecasts, predictions or opinions with respect to
                         value, the actual rate or timing of principal payments
                         or prepayments on the underlying assets or the
                         performance characteristics of the securities. Nomura
                         and its affiliates may in the future have a position in
                         the securities discussed herein and may purchase or
                         sell the same on a principal basis or as agent for
                         another person. In addition, Nomura may act as an
                         underwriter of such securities, and Nomura and certain
                         of its affiliates may currently be providing investment
                         banking and other services to the issuer of such
                         securities and the borrowers described herein and their
                         affiliates. Prior to making any investment decision, a
                         prospective investor shall receive and fully review the
                         Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED
                         AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
                         SECURITIES.
--------------------------------------------------------------------------------

====================================================================================================================================
Nomura Securities International, Inc.             (212) 667-1545                               Commercial Backed Mortgage Securities
====================================================================================================================================
                                                                                                    Preliminary as of 02/25/97
                                                   MegaDeal(R) VII - $501,000,000                       4:41 PM. Subject to
                                                        Collateral Term Sheet                                change
------------------------------------------------------------------------------------------------------------------------------------

Collection Account:                              Hard Lock box

Removal of Manager:
     o    Event of a default
     o    DCSR drops below 1.40X for prior quarter
     o    DSCR for prior quarter less than 70% of initial DSCR

Reporting Requirements:
     o    Certified monthly and quarterly property operating statements and rent
     o    rolls Annual audited financial statements


--------------------------------------------------------------------------------
[LOGO] Nomura            Prospective investors are advised to carefully read,
                         and should rely solely on, the final prospectus and
 2/25/97 MD VII.DOC      prospectus supplement (the "Final Prospectus") relating
_______ S-24             to the securities referred to herein in making their
_______ S-8              investment decision. This Structural and Collateral
                         Term Sheet does not include all relevant information
                         relating to the securities and collateral described
                         herein, particularly with respect to the risks
                         and special considerations associated with an
                         investment in such securities. All structure and
                         collateral information contained herein is preliminary
                         and it is anticipated that such information will
                         change. Any information contained herein will be more
                         fully described in, and will be fully superseded by,
                         the description of the collateral and structure in the
                         prospectus supplement and Final Prospectus. Although
                         the information contained in this Structural and
                         Collateral Term Sheet is based on sources which Nomura
                         Securities International, Inc. ("Nomura") believes to
                         be reliable, Nomura makes no representation or warranty
                         that such information is accurate or complete. Such
                         information should not be viewed as projections,
                         forecasts, predictions or opinions with respect to
                         value, the actual rate or timing of principal payments
                         or prepayments on the underlying assets or the
                         performance characteristics of the securities. Nomura
                         and its affiliates may in the future have a position in
                         the securities discussed herein and may purchase or
                         sell the same on a principal basis or as agent for
                         another person. In addition, Nomura may act as an
                         underwriter of such securities, and Nomura and certain
                         of its affiliates may currently be providing investment
                         banking and other services to the issuer of such
                         securities and the borrowers described herein and their
                         affiliates. Prior to making any investment decision, a
                         prospective investor shall receive and fully review the
                         Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED
                         AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
                         SECURITIES.
--------------------------------------------------------------------------------

====================================================================================================================================
Nomura Securities International, Inc.             (212) 667-1545                               Commercial Backed Mortgage Securities
====================================================================================================================================
                                                                                                    Preliminary as of 02/25/97
                                                   MegaDeal(R) VII - $501,000,000                       4:41 PM. Subject to
                                                        Collateral Term Sheet                                change
------------------------------------------------------------------------------------------------------------------------------------


================================================================================
                                   Innkeepers
================================================================================

Principal Balance:                  $42,000,000

Origination Date:                   TBD

Interest Rate:                      8.15%

Amortization:                       240 months

Effective Maturity:                 120 months

Call Protection:                    Locked out for Eff. Term

Release of Collateral:
     o    Defeasance of 125% of the allocated loan balance
     o DSCR greater than the initial DSCR and the DSCR immediately preceding the release.

Net Cash Flow:                      $9,320,904
                                    Adjusted as of 12/96

Debt Service Coverage Ratio:        2.19X

Appraised Value:                    $88,770,510 (approx.)

Loan to Value:                      47%

Cross-Collateralization/Default:    Fully Crossed

The Borrower:
     o A newly formed single purpose, bankruptcy remote partnership, controlled by Inkeepers USA Trust, a publicly traded REIT.
     o Innkeepers USA Trust currently owns 31 hotels with an aggregate of 4,500 rooms in 12 states.
     o    Innkeeper USA had a market cap as of 12/96 $150 mm

The Collateral:
     o The collateral consists of 5 extended stay Residence Inn hotels and 3 limited service Hampton Inn hotels containing 940 rooms geographically diversified in 6 states.

Management:
     o Marriott manages 3 of the Residence Inns (Wichita, Denver and Sunnyvale). JF Hotels manages the remaining 5 hotels.
     o    JF Hotels is the operator of all of the hotels.

Up Front Reserves:                  $

On-Going Cap. Ex. Reserve:          5% of total revenues

Removal of Operator:
     o    Event of a default
     o    DCSR drops below 1.40X

Collection Account:                 Hard Lock Box

Reporting Requirements:
     o    Certified monthly property operating statements
     o    Annual audited financial statements

                                                           Year     U/W         1996          1995         1994          1993
                                                          -----   -----        -----         -----        -----         ----
            Property            City         St     Rms   Built   Cashflow    Cashflow      Cashflow     Cashflow     Cashflow
            --------            ----         --     ---   -----   ---------   ---------     ---------    ---------    --------
Hampton Inn - Naples            Naples        FL    107   1990      724,884      865,333     787,336       702,421      665,948

Residence Inn - Sunnyvale       Sunnyvale     CA    231   1983    3,395,183    4,014,185    2,970,357    2,378,131    2,086,464

Residence Inn - Binghampton     Binghampton   NY     72   1987      602,825      754,739      726,327      737,068      752,743

Hampton Inn - Islandia          Islandia      NY    121   1988    1,072,835    1,257,882    1,204,276    1,029,247      779,496

Residence Inn - Cherry Hill     Cherry Hill   NJ     96   1989    1,003,088    1,281,810    1,131,303    1,132,993    1,023,390

Residence Inn - Denver          Denver        CO    156   1982    1,367,549    1,672,660    1,296,263    1,241,304    1,193,426

Residence Inn - Wichita         Wichita       KS     64   1981      484,930      559,914      555,465      552,367      537,746

Hamton Inn - Tallahassee        Tallahassee   FL     93   1993      669,610      819,175      815,922      674,661      NA

================================================================================================================================
                         Total:                     940           9,320,904   11,225,698    9,487,249    8,448,192    7,039,213

==================================================================================================================================

--------------------------------------------------------------------------------
[LOGO] Nomura            Prospective investors are advised to carefully read,
                         and should rely solely on, the final prospectus and
 2/25/97 MD VII.DOC      prospectus supplement (the "Final Prospectus") relating
_______ S-24             to the securities referred to herein in making their
_______ S-8              investment decision. This Structural and Collateral
                         Term Sheet does not include all relevant information
                         relating to the securities and collateral described
                         herein, particularly with respect to the risks
                         and special considerations associated with an
                         investment in such securities. All structure and
                         collateral information contained herein is preliminary
                         and it is anticipated that such information will
                         change. Any information contained herein will be more
                         fully described in, and will be fully superseded by,
                         the description of the collateral and structure in the
                         prospectus supplement and Final Prospectus. Although
                         the information contained in this Structural and
                         Collateral Term Sheet is based on sources which Nomura
                         Securities International, Inc. ("Nomura") believes to
                         be reliable, Nomura makes no representation or warranty
                         that such information is accurate or complete. Such
                         information should not be viewed as projections,
                         forecasts, predictions or opinions with respect to
                         value, the actual rate or timing of principal payments
                         or prepayments on the underlying assets or the
                         performance characteristics of the securities. Nomura
                         and its affiliates may in the future have a position in
                         the securities discussed herein and may purchase or
                         sell the same on a principal basis or as agent for
                         another person. In addition, Nomura may act as an
                         underwriter of such securities, and Nomura and certain
                         of its affiliates may currently be providing investment
                         banking and other services to the issuer of such
                         securities and the borrowers described herein and their
                         affiliates. Prior to making any investment decision, a
                         prospective investor shall receive and fully review the
                         Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED
                         AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
                         SECURITIES.
--------------------------------------------------------------------------------

====================================================================================================================================
Nomura Securities International, Inc.             (212) 667-1545                               Commercial Backed Mortgage Securities
====================================================================================================================================
                                                                                                    Preliminary as of 02/25/97
                                                   MegaDeal(R) VII - $501,000,000                       4:41 PM. Subject to
                                                        Collateral Term Sheet                                change
------------------------------------------------------------------------------------------------------------------------------------

                                    U/W   1996    1995   1994   1993   U/W       1996     1995      1994     1993
                                    ---   ----    ----   ----   ----   ---       ----     ----      ----     ----
              Property              Occ    Occ    Occ    Occ    Occ    ADR       ADR       ADR      ADR      ADR
              --------              ---    ---    ---    ---    ---    ---       ---       ---      ---      ---
Hampton Inn - Naples                70%    72%    70%    74%    78%    66.47     66.47     65.58    59.79    55.92
Residence Inn - Sunnyvale           80%    91%    86%    80%    78%    99.41     99.41     88.28    83.29    79.21
Residence Inn - Binghampton         80%    83%    82%    81%    82%    84.40     84.40     84.76    83.87    82.29
Hampton Inn - Islandia              75%    76%    75%    75%    70%    76.45     76.45     74.60    69.91    65.71
Residence Inn - Cherry Hill         80%    89%    91%    92%    92%    93.56     93.56     88.54    84.12    81.37
Residence Inn - Denver              80%    86%    86%    90%    87%    81.73     81.73     74.55    68.11    68.10
Residence Inn - Wichita             80%    81%    82%    83%    83%    77.79     79.32     76.25    75.10    73.42
Hamton Inn - Tallahassee            78%    82%    86%    85%     NA    60.11     60.11     56.10    49.94      NA
---------------------------------------------------------------------------------------------------------------------
                            Total:  78%    84%    83%    82%    81%    83.03     84.00     77.44    72.67    72.47
=====================================================================================================================

--------------------------------------------------------------------------------
[LOGO] Nomura            Prospective investors are advised to carefully read,
                         and should rely solely on, the final prospectus and
 2/25/97 MD VII.DOC      prospectus supplement (the "Final Prospectus") relating
_______ S-24             to the securities referred to herein in making their
_______ S-8              investment decision. This Structural and Collateral
                         Term Sheet does not include all relevant information
                         relating to the securities and collateral described
                         herein, particularly with respect to the risks
                         and special considerations associated with an
                         investment in such securities. All structure and
                         collateral information contained herein is preliminary
                         and it is anticipated that such information will
                         change. Any information contained herein will be more
                         fully described in, and will be fully superseded by,
                         the description of the collateral and structure in the
                         prospectus supplement and Final Prospectus. Although
                         the information contained in this Structural and
                         Collateral Term Sheet is based on sources which Nomura
                         Securities International, Inc. ("Nomura") believes to
                         be reliable, Nomura makes no representation or warranty
                         that such information is accurate or complete. Such
                         information should not be viewed as projections,
                         forecasts, predictions or opinions with respect to
                         value, the actual rate or timing of principal payments
                         or prepayments on the underlying assets or the
                         performance characteristics of the securities. Nomura
                         and its affiliates may in the future have a position in
                         the securities discussed herein and may purchase or
                         sell the same on a principal basis or as agent for
                         another person. In addition, Nomura may act as an
                         underwriter of such securities, and Nomura and certain
                         of its affiliates may currently be providing investment
                         banking and other services to the issuer of such
                         securities and the borrowers described herein and their
                         affiliates. Prior to making any investment decision, a
                         prospective investor shall receive and fully review the
                         Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED
                         AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
                         SECURITIES.
--------------------------------------------------------------------------------

====================================================================================================================================
Nomura Securities International, Inc.             (212) 667-1545                               Commercial Backed Mortgage Securities
====================================================================================================================================
                                                                                                    Preliminary as of 02/25/97
                                                   MegaDeal(R) VII - $501,000,000                       4:41 PM. Subject to
                                                        Collateral Term Sheet                                change
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                101 Hudson Street
================================================================================

                           Original         Current
Principal Balance:         $135,000,000     $

Origination Date:                            January 13, 1997

Interest Rate:                               7.916%

Amortization:                                300 Mos.(additional
amortization applied to amortize the loan over 20 yrs to the extent excess cash flow available)

Effective Maturity:                          120 Months

Call Protection:                             Locked out for Eff. Term

Release of Collateral:
     o Defeasance of 100% of the remaining loan balance permissible two years post-securitization date.

Net Cash Flow:                               $20,495,199
                                             Adjusted as of 12/96

Debt Service Coverage Ratio:                 1.65X

Appraised Value:                             $236,000,000

Loan to Value:                               57%

Loan Per Rentable Square Foot:               $109.76

The Borrower:
     o The borrowers are three New Jersey single purpose, bankruptcy remote general partnerships.
     o The equity owners of the Borrower are affiliates of the Ohio State Teachers Retirement Board, LCOR and Merrill Lynch.

The Property:
     o The property is a Class A office building located in Jersey City, NJ accessable to and from NYC and the NJ suburbs. The property was built in 1992, contains 1.23 mm sf of net rentable area and is 98% occupied (100% of the office space is occupied).
     o Merrill Lynch and Lehman Brothers are the major tenants and spent $100 mm and $50 mm, respectively, fitting out their space.
     o The property consists of 1,210,630 sf of office space, 19,457 sf of retail space and 276,233 sf of garage and mechanical space including 744 parking spaces.
     o Since the lease up of the property and the Merrill and Lehman fit outs were completed in 1996, there are no meaningful historical operating results.

Management:
     o    The property is managed by LCOR Asset Mgt L.P., a subsidiary of LCOR.
     o LCOR is a provider of consulting, development, financing, marketing, property management and asset management services for several decades.

Up Front Reserves:                           $120,329

On-Going Cap. Ex. Reserve:                   $0.15 psf on office
                                             $0.10 psf on parking

Collection Account:                 One month Debt Service reserve  required.
If drawn upon, two month DS reserve required in order to avoid hard lock box.

Reporting Requirements:
     o    Certified quarterly operating statements
     o    Annual audited financial statements

--------------------------------------------------------------------------------
[LOGO] Nomura            Prospective investors are advised to carefully read,
                         and should rely solely on, the final prospectus and
 2/25/97 MD VII.DOC      prospectus supplement (the "Final Prospectus") relating
_______ S-24             to the securities referred to herein in making their
_______ S-8              investment decision. This Structural and Collateral
                         Term Sheet does not include all relevant information
                         relating to the securities and collateral described
                         herein, particularly with respect to the risks
                         and special considerations associated with an
                         investment in such securities. All structure and
                         collateral information contained herein is preliminary
                         and it is anticipated that such information will
                         change. Any information contained herein will be more
                         fully described in, and will be fully superseded by,
                         the description of the collateral and structure in the
                         prospectus supplement and Final Prospectus. Although
                         the information contained in this Structural and
                         Collateral Term Sheet is based on sources which Nomura
                         Securities International, Inc. ("Nomura") believes to
                         be reliable, Nomura makes no representation or warranty
                         that such information is accurate or complete. Such
                         information should not be viewed as projections,
                         forecasts, predictions or opinions with respect to
                         value, the actual rate or timing of principal payments
                         or prepayments on the underlying assets or the
                         performance characteristics of the securities. Nomura
                         and its affiliates may in the future have a position in
                         the securities discussed herein and may purchase or
                         sell the same on a principal basis or as agent for
                         another person. In addition, Nomura may act as an
                         underwriter of such securities, and Nomura and certain
                         of its affiliates may currently be providing investment
                         banking and other services to the issuer of such
                         securities and the borrowers described herein and their
                         affiliates. Prior to making any investment decision, a
                         prospective investor shall receive and fully review the
                         Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED
                         AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
                         SECURITIES.
--------------------------------------------------------------------------------

====================================================================================================================================
Nomura Securities International, Inc.             (212) 667-1545                               Commercial Backed Mortgage Securities
====================================================================================================================================
                                                                                                    Preliminary as of 02/25/97
                                                   MegaDeal(R) VII - $501,000,000                       4:41 PM. Subject to
                                                        Collateral Term Sheet                                change
------------------------------------------------------------------------------------------------------------------------------------

================================================================================
                                 Fairfield Inns
================================================================================

                           Original         Current
Principal Balance:         $165,400,000     $

Origination Date:                            January 13, 1997

Interest Rate:                               8.40%

Amortization:                                240 months

Effective Maturity:                          120 months

Call Protection:                             Locked out for Eff. Term

Release of Collateral:
     o    Defeasance of 125% of the allocated loan balance
     o DSCR greater than the initial DSCR and the DSCR immediately preceding the release.

Net Cash Flow:                               $27,624,104
                                             Adjusted as of 12/96

Debt Service Coverage Ratio:                 1.62X

Appraised Value:                             $271,000,000

Loan to Value:                               61%

Cross-Collateralization/Default:             Fully Crossed

The Borrower:
     o The borrower, Fairfield Inn by Marriott Limited Partnership, is a bankruptcy remote, single purpose limited partnership.
     o The general partner of the Borrower is Marriott FIBM One Corp., a wholly owned subsidiary of Host Marriott Corp. There are over 3,000 limited partners.

The Collateral:
     o The collateral consists 50 limited service hotels flagged as Fairfield Inns, containing 6,672 rooms geographically diversified in 16 states.

Management:
     o The manager is Fairfield FMC Corp, a wholly owned subsidiary of Marriott International, Inc. ("MII").

Up Front Reserves:                           $

On-Going Cap. Ex. Reserve:                   7% of total revenues

Collection Account:                 A two month Debt  Service  reserve is
required. If rating drops to "BBB+", three month Debt Service reserve required. If rating drops to "BBB", hard lockbox put in place.

Reporting Requirements:
     o    Certified monthly property operating statements
     o    Annual audited financial statements

                                                           Year         Allocated     U/W   U/W       U/W           U/W
    Property         City              State      Rooms    Built         Loan Amt     Occ   ADR      Rev Par      Cashflow
    --------         ----              -----      -----    -----         --------     ---   ---      -------      --------

Birmingham           Homewood           AL        132       1988       $3,959,691     75%   $51.43   $38.57      $618,591
Montgomery           Montgomery         AL        133       1988       $4,159,583     77%   $49.83   $38.26      $755,606
Buena Park           Buena Park         CA        135       1990       $1,824,147     69%   $39.85   $27.51      $257,937
Placentia            Placentia          CA        135       1990       $2,529,265     79%   $41.39   $32.86      $377,417
Miami-West           Miami              FL        135       1990       $5,049,158     82%   $55.89   $45.83      $616,337
Gainesville          Gainesville        FL        135       1990       $4,019,213     80%   $47.90   $38.32      $623,091
Orlando-Int'l        Orlando            FL        135       1989       $2,511,769     82%   $46.65   $38.25      $495,639
Orlando-South        Orlando            FL        132       1988       $2,073,689     82%   $40.52   $33.23      $372,361
Atlanta-Airport      College Park       GA        132       1987       $1,658,037     80%   $47.00   $37.60      $261,438
Atlanta-Gwinnett     Duluth             GA        135       1988       $4,306,741     80%   $56.00   $44.80      $659,862
Atlanta-Northlake    Atlanta            GA        133       1988       $3,408,842     80%   $50.00   $40.00      $584,913
Atlanta-Northwest    Marietta           GA        130       1987       $3,677,723     80%   $53.00   $42.40      $532,373
Atlanta-Peachtree    Norcross           GA        135       1989       $3,934,191     80%   $53.00   $42.40      $690,120
Atlanta-Southlake    Morrow             GA        134       1989       $3,828,511     72%   $46.00   $33.12      $448,857
Savannah             Savannah           GA        135       1990       $2,469,719     75%   $48.36   $36.25      $509,093
Bloomington          Normal             IL        128       1988       $3,666,963     69%   $48.27   $33.28      $526,931
Chicago              Lansing            IL        135       1989       $3,086,924     81%   $54.95   $44.51      $474,065
Peoria               Peoria             IL        135       1989       $3,686,998     72%   $47.46   $34.31      $613,024

--------------------------------------------------------------------------------
[LOGO] Nomura            Prospective investors are advised to carefully read,
                         and should rely solely on, the final prospectus and
 2/25/97 MD VII.DOC      prospectus supplement (the "Final Prospectus") relating
_______ S-24             to the securities referred to herein in making their
_______ S-8              investment decision. This Structural and Collateral
                         Term Sheet does not include all relevant information
                         relating to the securities and collateral described
                         herein, particularly with respect to the risks
                         and special considerations associated with an
                         investment in such securities. All structure and
                         collateral information contained herein is preliminary
                         and it is anticipated that such information will
                         change. Any information contained herein will be more
                         fully described in, and will be fully superseded by,
                         the description of the collateral and structure in the
                         prospectus supplement and Final Prospectus. Although
                         the information contained in this Structural and
                         Collateral Term Sheet is based on sources which Nomura
                         Securities International, Inc. ("Nomura") believes to
                         be reliable, Nomura makes no representation or warranty
                         that such information is accurate or complete. Such
                         information should not be viewed as projections,
                         forecasts, predictions or opinions with respect to
                         value, the actual rate or timing of principal payments
                         or prepayments on the underlying assets or the
                         performance characteristics of the securities. Nomura
                         and its affiliates may in the future have a position in
                         the securities discussed herein and may purchase or
                         sell the same on a principal basis or as agent for
                         another person. In addition, Nomura may act as an
                         underwriter of such securities, and Nomura and certain
                         of its affiliates may currently be providing investment
                         banking and other services to the issuer of such
                         securities and the borrowers described herein and their
                         affiliates. Prior to making any investment decision, a
                         prospective investor shall receive and fully review the
                         Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED
                         AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
                         SECURITIES.
--------------------------------------------------------------------------------

====================================================================================================================================
Nomura Securities International, Inc.             (212) 667-1545                               Commercial Backed Mortgage Securities
====================================================================================================================================
                                                                                                    Preliminary as of 02/25/97
                                                   MegaDeal(R) VII - $501,000,000                       4:41 PM. Subject to
                                                        Collateral Term Sheet                                change
------------------------------------------------------------------------------------------------------------------------------------

                                                           Year         Allocated     U/W   U/W       U/W           U/W
    Property         City              State      Rooms    Built         Loan Amt     Occ   ADR      Rev Par      Cashflow
    --------         ----              -----      -----    -----         --------     ---   ---      -------      --------
Rockford             Rockford           IL        135       1989       $3,466,161     72%   $48.25   $34.74      $501,339
Indianapolis-Castle  Indianapolis       IN        131       1988       $3,451,819     74%   $51.33   $37.93      $561,322
Indianapolis-Coll.   Indianapolis       IN        131       1988       $4,356,341     74%   $50.58   $37.43      $689,025
Des Moines           Clive              IA        135       1990       $3,664,898     80%   $51.23   $40.78      $675,886
KC-Overland Pk       Overland Park      KS        134       1989       $4,007,888     79%   $51.49   $40.46      $746,188
KC-West              Merriam            KS        135       1989       $4,690,748     80%   $52.74   $42.19      $817,465
Auburn Hills         Auburn Hills       MI        134       1989       $3,107,787     78%   $52.06   $40.45      $572,785
Detroit-Airport      Romulus            MI        132       1988       $2,553,222     82%   $47.97   $39.34      $529,750
Detroit-Madison      Madison Heights    MI        134       1989       $2,831,179     79%   $49.51   $39.11      $475,348
Detroit-Warren       Warren             MI        132       1988       $2,050,595     73%   $46.63   $34.22      $353,119
Detroit-West         Canton             MI        133       1988       $2,589,539     79%   $49.87   $39.54      $504,491
Kalamazoo            Kalamazoo          MI        133       1988       $2,787,906     73%   $45.61   $33.10      $492,123
St. Louis            Hazelwood          MO        135       1989       $2,756,901     72%   $45.38   $32.67      $474,985
Charlotte-Airport    Charlotte          NC        135       1989       $2,685,614     78%   $43.00   $33.64      $456,840
Charlotte-North      Charlotte          NC        133       1988       $2,640,697     80%   $40.69   $32.55      $457,293
Durham               Durham             NC        135       1990       $4,028,318     80%   $48.65   $38.92      $674,238
Fayetteville         Fayetteville       NC        135       1989       $4,220,548     82%   $47.29   $38.78      $616,910
Raleigh              Raleigh            NC        132       1988       $3,838,219     80%   $49.73   $39.78      $718,854
Greensboro           Greensboro         NC        135       1989       $2,856,074     76%   $47.62   $36.27      $518,363
Wilmington           Wilmington         NC        134       1989       $5,218,731     80%   $50.00   $40.00      $806,987
Cleveland            Brook Park         OH        135       1989       $3,715,256     84%   $47.93   $40.26      $572,665
Columbus             Columbus           OH        135       1989       $2,345,482     76%   $45.28   $34.42      $419,898
Dayton               Dayton             OH        135       1989       $2,536,275     75%   $44.11   $33.06      $438,059
Toledo-Airport       Holland            OH        135       1989       $4,492,557     78%   $48.90   $37.95      $712,940
Florence             Florence           SC        134       1989       $3,713,393     80%   $47.99   $38.28      $739,646
Greenville           Greenville         SC        132       1989       $3,697,228     80%   $47.80   $38.24      $654,970
Hilton Head          Hilton Head        SC        120       1989       $2,702,362     71%   $54.54   $38.73      $433,973
Johnson City         Johnson City       TN        132       1988       $3,121,297     76%   $43.11   $32.62      $534,781
Hampton              Hampton            VA        134       1989       $2,763,671     73%   $41.43   $30.33      $469,570
Virginia Beach       Virginia Beach     VA        134       1990       $2,166,621     62%   $44.59   $27.85      $380,626
Madison              Madison            WI        134       1988       $2,825,957     68%   $48.17   $32.54      $461,593
Milwaukee            Waukesha           WI        135       1989       $3,665,554     70%   $50.50   $35.35      $636,098
--------------------------------------------------------------------------------------------------------------------------
              Total:                            6,673                $165,400,000     77%   $48.27   $37.04   $ 6,454,819
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                   1996    1996         1996         1996      1995    1995       1995
           Property                Occ     ADR         Rev Par     Cashflow    Occ     ADR        Rev Par    1995 Cashflow
--------------------------------------------------------------------------------------------------------------------------
Birmingham                          76%    $51.43      $39.13      $636,763     78%    $49.93     $39.19         $681,183
Montgomery                          77%    $49.83      $38.26      $755,606     76%    $46.86     $35.84         $715,570
Buena Park                          69%    $39.85      $27.51      $257,937     73%    $38.71     $28.36         $313,807
Placentia                           79%    $41.39      $32.86      $402,375     82%    $37.77     $30.79         $435,107
Miami-West                          85%    $55.89      $47.37      $668,482     90%    $56.30     $50.48         $868,603
Gainesville                         83%    $47.90      $39.94      $676,606     86%    $45.81     $39.18         $691,422
Orlando-Int'l                       83%    $46.65      $38.89      $515,863     85%    $40.92     $34.79         $432,098
Orlando-South                       84%    $40.52      $33.89      $392,861     83%    $37.91     $31.34         $356,735
Atlanta-Airport                     80%    $51.30      $41.11      $399,020     83%    $44.50     $37.10         $285,231
Atlanta-Gwinnett                    84%    $58.18      $48.91      $814,572     89%    $50.91     $45.24         $740,885
Atlanta-Northlake                   81%    $54.66      $44.19      $748,420     85%    $46.45     $39.38         $586,420
Atlanta-Northwest                   80%    $56.37      $45.21      $640,403     84%    $50.31     $42.33         $632,676
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[LOGO] Nomura            Prospective investors are advised to carefully read,
                         and should rely solely on, the final prospectus and
 2/25/97 MD VII.DOC      prospectus supplement (the "Final Prospectus") relating
_______ S-24             to the securities referred to herein in making their
_______ S-8              investment decision. This Structural and Collateral
                         Term Sheet does not include all relevant information
                         relating to the securities and collateral described
                         herein, particularly with respect to the risks
                         and special considerations associated with an
                         investment in such securities. All structure and
                         collateral information contained herein is preliminary
                         and it is anticipated that such information will
                         change. Any information contained herein will be more
                         fully described in, and will be fully superseded by,
                         the description of the collateral and structure in the
                         prospectus supplement and Final Prospectus. Although
                         the information contained in this Structural and
                         Collateral Term Sheet is based on sources which Nomura
                         Securities International, Inc. ("Nomura") believes to
                         be reliable, Nomura makes no representation or warranty
                         that such information is accurate or complete. Such
                         information should not be viewed as projections,
                         forecasts, predictions or opinions with respect to
                         value, the actual rate or timing of principal payments
                         or prepayments on the underlying assets or the
                         performance characteristics of the securities. Nomura
                         and its affiliates may in the future have a position in
                         the securities discussed herein and may purchase or
                         sell the same on a principal basis or as agent for
                         another person. In addition, Nomura may act as an
                         underwriter of such securities, and Nomura and certain
                         of its affiliates may currently be providing investment
                         banking and other services to the issuer of such
                         securities and the borrowers described herein and their
                         affiliates. Prior to making any investment decision, a
                         prospective investor shall receive and fully review the
                         Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED
                         AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
                         SECURITIES.
--------------------------------------------------------------------------------

====================================================================================================================================
Nomura Securities International, Inc.             (212) 667-1545                               Commercial Backed Mortgage Securities
====================================================================================================================================
                                                                                                    Preliminary as of 02/25/97
                                                   MegaDeal(R) VII - $501,000,000                       4:41 PM. Subject to
                                                        Collateral Term Sheet                                change
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                   1996    1996         1996         1996      1995    1995       1995
           Property                Occ     ADR         Rev Par     Cashflow    Occ     ADR        Rev Par    1995 Cashflow
--------------------------------------------------------------------------------------------------------------------------
Atlanta-Peachtree                   80%    $55.23      $44.30      $768,565     83%    $48.24     $40.15         $676,796
Atlanta-Southlake                   76%    $50.44      $38.32      $650,600     80%    $44.99     $36.18         $658,616
Savannah                            75%    $48.36      $36.25      $509,093     77%    $43.83     $33.59         $424,864
Bloomington                         69%    $48.27      $33.28      $526,931     80%    $45.41     $36.39         $630,825
Chicago                             85%    $54.95      $46.67      $550,119     89%    $50.74     $45.16         $531,041
Peoria                              72%    $47.46      $34.31      $613,024     74%    $46.64     $34.30         $634,271
Rockford                            77%    $48.25      $37.16      $585,562     80%    $45.03     $35.97         $596,281
Indianapolis-Castle                 77%    $51.33      $39.49      $611,513     79%    $47.70     $37.89         $593,814
Indianapolis-Coll.                  75%    $50.58      $38.06      $710,871     79%    $49.39     $38.97         $749,418
Des Moines                          80%    $51.23      $40.78      $690,016     80%    $47.20     $37.90         $630,470
KC-Overland Pk                      79%    $51.49      $40.46      $746,188     82%    $46.63     $38.17         $689,474
KC-West                             82%    $52.74      $43.00      $846,249     85%    $48.43     $41.16         $806,946
Auburn Hills                        79%    $52.06      $40.98      $590,587     78%    $48.32     $37.60         $534,630
Detroit-Airport                     83%    $47.97      $39.87      $546,897     90%    $40.41     $36.44         $439,229
Detroit-Madison                     80%    $49.51      $39.79      $497,399     82%    $45.89     $37.73         $487,046
Detroit-Warren                      73%    $46.63      $34.22      $353,119     76%    $42.86     $32.37         $352,762
Detroit-West                        79%    $49.87      $39.54      $504,491     81%    $45.85     $36.97         $445,476
Kalamazoo                           73%    $45.61      $33.10      $492,123     74%    $43.33     $32.09         $479,601
St. Louis                           73%    $45.38      $33.34      $498,116     77%    $42.47     $32.80         $474,268
Charlotte-Airport                   78%    $43.00      $33.64      $456,840     82%    $40.52     $33.21         $462,004
Charlotte-North                     81%    $40.69      $32.95      $469,855     87%    $37.46     $32.44         $454,277
Durham                              82%    $48.65      $39.99      $710,260     83%    $45.37     $37.86         $692,989
Fayetteville                        85%    $47.29      $40.12      $668,086     87%    $46.35     $40.32         $726,058
Raleigh                             81%    $49.73      $40.42      $740,024     82%    $46.33     $38.15         $660,286
Greensboro                          76%    $47.62      $36.27      $518,363     81%    $45.02     $36.28         $491,328
Wilmington                          82%    $52.19      $43.04      $925,608     86%    $48.73     $41.74         $897,774
Cleveland                           87%    $47.93      $41.84      $626,714     87%    $45.76     $39.83         $639,133
Columbus                            76%    $45.28      $34.39      $419,898     77%    $41.85     $32.07         $403,492
Dayton                              75%    $44.11      $33.06      $438,059     73%    $42.84     $31.46         $436,313
Toledo-Airport                      81%    $48.90      $39.43      $766,478     81%    $46.13     $37.50         $772,851
Florence                            80%    $47.99      $38.28      $777,138     81%    $44.29     $36.00         $638,812
Greenville                          81%    $47.80      $38.87      $676,324     82%    $44.72     $36.81         $636,031
Hilton Head                         69%    $54.54      $37.42      $437,545     72%    $52.03     $37.63         $464,885
Johnson City                        76%    $43.11      $32.62      $534,781     79%    $40.74     $32.32         $536,954
Hampton                             73%    $41.43      $30.33      $469,570     74%    $40.08     $29.83         $475,432
Virginia Beach                      62%    $44.59      $27.85      $380,626     64%    $42.77     $27.28         $372,722
Madison                             68%    $48.17      $32.54      $462,314     74%    $44.66     $32.94         $486,147
Milwaukee                           73%    $50.50      $36.85      $689,467     75%    $45.33     $33.91         $630,582
--------------------------------------------------------------------------------------------------------------------------
                         Totals     78%    $48.77      $38.01   $29,368,318     81%    $45.26     $36.47     $ 28,453,635
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
[LOGO] Nomura            Prospective investors are advised to carefully read,
                         and should rely solely on, the final prospectus and
 2/25/97 MD VII.DOC      prospectus supplement (the "Final Prospectus") relating
_______ S-24             to the securities referred to herein in making their
_______ S-8              investment decision. This Structural and Collateral
                         Term Sheet does not include all relevant information
                         relating to the securities and collateral described
                         herein, particularly with respect to the risks
                         and special considerations associated with an
                         investment in such securities. All structure and
                         collateral information contained herein is preliminary
                         and it is anticipated that such information will
                         change. Any information contained herein will be more
                         fully described in, and will be fully superseded by,
                         the description of the collateral and structure in the
                         prospectus supplement and Final Prospectus. Although
                         the information contained in this Structural and
                         Collateral Term Sheet is based on sources which Nomura
                         Securities International, Inc. ("Nomura") believes to
                         be reliable, Nomura makes no representation or warranty
                         that such information is accurate or complete. Such
                         information should not be viewed as projections,
                         forecasts, predictions or opinions with respect to
                         value, the actual rate or timing of principal payments
                         or prepayments on the underlying assets or the
                         performance characteristics of the securities. Nomura
                         and its affiliates may in the future have a position in
                         the securities discussed herein and may purchase or
                         sell the same on a principal basis or as agent for
                         another person. In addition, Nomura may act as an
                         underwriter of such securities, and Nomura and certain
                         of its affiliates may currently be providing investment
                         banking and other services to the issuer of such
                         securities and the borrowers described herein and their
                         affiliates. Prior to making any investment decision, a
                         prospective investor shall receive and fully review the
                         Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED
                         AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY
                         SECURITIES.
--------------------------------------------------------------------------------